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                                                                 EXHIBIT 10.16


                          Banco Popular de Puerto Rico
                               Bank Notes Due From
                      7 Days to 15 Years from Date of Issue



                             DISTRIBUTION AGREEMENT


                                                              September 24, 1996


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
World Financial Center
North Tower, 10th Floor
New York, New York 10281-1310

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

CS FIRST BOSTON CORPORATION
55 East 52nd Street
New York, New York 10055

Ladies and Gentlemen:


         Banco Popular de Puerto Rico, a banking corporation chartered under the laws of the Commonwealth of Puerto Rico, confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and CS First Boston Corporation (each referred to as an "Agent" and collectively referred to as the "Agents") with respect to (i) the issue and sale by it of its senior unsecured debt obligations not insured by the Federal Deposit Insurance Corporation (the "FDIC") with maturities from 7 days to one year from date of issue ("Short-Term Bank Notes") and (ii) the issue and sale by it of its senior unsecured debt obligations not insured by the FDIC with maturities of greater than one year to 15 years from date of issue ("Medium-Term Bank Notes," and together with the Short-Term Bank Notes, the "Bank Notes"). Banco Popular de Puerto Rico is referred to herein as the "Bank" with respect to Bank Notes issued and sold by it hereunder. The Bank Notes are to be issued pursuant to an Issuing and Paying Agency Agreement, dated as of September 24, 1996 (the "Issuing and Paying Agency Agreement"), between the Bank and The Chase Manhattan


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Bank, as the Issuing and Paying Agent (the "Issuing and Paying Agent"). As of
the date hereof, the Bank has authorized the issuance of up to $600,000,000 aggregate principal amount of Bank Notes outstanding at any one time. It is understood, however, that the Bank may from time to time authorize the issuance of an additional amount of Bank Notes and that such Bank Notes may be distributed through or sold to one or more of the Agents pursuant to the terms of this Agreement, all as though the issuance of such Bank Notes were authorized as of the date hereof. The Bank is a wholly owned subsidiary of BanPonce Corporation (the "Parent").

         This Agreement provides both for the sale of Bank Notes by the Bank (i) to the Agents as principal for resale to investors and other purchasers and for the sale of Bank Notes by the Bank, (ii) directly to investors agented by the Agents (as may from time to time be agreed to by the Bank and the Agents), in which case the Agents will act as agents of the Bank in soliciting Bank Note purchasers and (iii) directly to investors.

SECTION 1.  Appointment as Agents.

         (a) Appointment of Agents. Subject to the terms and conditions stated herein, and subject to the reservation by the Bank of the right to sell Bank Notes directly to investors on its own behalf in those jurisdictions where it is authorized to do so, the Bank hereby agrees that Bank Notes will be sold exclusively to or through the Agents. The Agents are authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Bank Notes purchased by an Agent as principal for resale to others but are not authorized to appoint sub-agents. In connection with sales by the Agents of Bank Notes purchased by an Agent as principal to other brokers or dealers, an Agent may allow any portion of the discount it has received in connection with such purchase from the Bank to such brokers or dealers.

         (b) Sale of Bank Notes. The Bank shall not approve the solicitation of purchases of Bank Notes in excess of the amount which shall be authorized to be issued or outstanding, as the case may be, by the Bank from time to time or in excess of the aggregate principal amount of Bank Notes specified in the Offering Circular (as such term is hereinafter defined). The Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Bank Notes sold or outstanding, or of otherwise monitoring the availability of Bank Notes for sale.

         (c) Purchases as Principal. The Agents shall not have any obligation to purchase Bank Notes from the Bank as principal, but


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the Agents may agree from time to time to purchase Bank Notes as principal. Any such purchase of Bank Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) Solicitations as Agent. If agreed upon by an Agent and the Bank, the Agent acting solely as agent for the Bank and not as principal, will solicit purchases of the Bank Notes. The Agent will communicate to the Bank, orally, each offer to purchase Bank Notes solicited by such Agent on an agency basis, other than those offers rejected by the Agent. The Agent shall have the right, in its absolute discretion, to reject any proposed purchase of Bank Notes, as a whole or in part, and any such rejection shall not be deemed a breach of any Agent's agreement contained herein. The Bank may accept or reject any proposed purchase of the Bank Notes, in its absolute discretion, in whole or in part and any such rejection shall not be deemed a breach of the Bank's agreement contained herein. The Agent shall make reasonable efforts to assist the Bank in obtaining performance by each purchaser whose offer to purchase Bank Notes has been solicited by the Agent and accepted by the Bank. The Agent shall not have any liability to the Bank in the event any such agency purchase is not consummated for any reason other than a breach by the Agent of its obligations hereunder. If the Bank shall default on its obligation to deliver Bank Notes to a purchaser whose offer it has accepted, the Bank shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Bank and (ii) notwithstanding such default, pay to the Agent any commission to which it would be entitled in connection with such sale.

         (e) Additional Agents. The Bank may, from time to time, engage additional agents either as principal or as an agent for the sale of the Bank Notes. In the event that the Bank elects to engage such additional agents, the Bank shall provide advance notice as soon as reasonably possible (which advance notice may include notice via facsimile) to the Agents then parties to this Agreement. The engagement of any additional agents shall be on terms and conditions (including, without limitation, commission rates), substantially similar to those set forth in this Agreement.

         (f) Reliance. The Bank and the Agents agree that any Bank Notes purchased by the Agents shall be purchased, and any Bank Notes the placement of which an Agent arranges shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Bank contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.  Representations and Warranties.


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         (a) The Bank represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Bank of an offer for the purchase of Bank Notes (whether to the Agent as principal or through the Agent as agent), as of the date of each delivery of Bank Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of the times the Offering Circular shall be amended or supplemented or there is filed with the Securities and Exchange Commission (the "Commission") or any bank regulatory agency any document incorporated by reference into the Offering Circular (each of the times referenced above being referred to hereafter as a "Representation Date"), as follows:

                  (i) Offering Circular. The Bank has prepared an offering circular, dated September 24, 1996, to be used by the Agents in connection with the Agents' solicitation of purchasers of or offering of the Bank Notes. Such offering circular is referred to herein as the "Offering Circular"; provided, however, that if any amendment or supplement shall be provided to the Agents for use in connection with the offering of the Bank Notes, the term "Offering Circular" shall be deemed to refer to and include such amendment or supplement from and after the time it is first provided to the Agents for use. Any reference to the Offering Circular shall be deemed to refer to and include all documents incorporated by reference therein including the Call Reports and the Periodic Reports (as such terms are hereinafter defined) incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Offering Circular shall be deemed to include the filing of any Call Report or Periodic Report with any bank regulatory agency or the Commission after the date of this Agreement or the Offering Circular, as the case may be. The Offering Circular, as of the date hereof, does not and, as of the applicable Representation Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in the Offering Circular made in reliance upon and in conformity with information furnished to the Bank in writing by the Agents expressly for use therein.


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                  (i) Offering Circular. The Bank has prepared an offering
         circular, dated September 24, 1996, to be used by the Agents in connection with the Agents' solicitation of purchasers of or offering of the Bank Notes. Such offering circular is referred to herein as the "Offering Circular"; provided, however, that if any amendment or supplement shall be provided to the Agents for use in connection with the offering of the Bank Notes, the term "Offering Circular" shall be deemed to refer to and include such amendment or supplement from and after the time it is first provided to the Agents for use. Any reference to the Offering Circular shall be deemed to refer to and include all documents incorporated by reference therein including the Call Reports and the Periodic Reports (as such terms are hereinafter defined) incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Offering Circular shall be deemed to include the filing of any Call Report or Periodic Report with any bank regulatory agency or the Commission after the date of this Agreement or the Offering Circular, as the case may be. The Offering Circular, as of the date hereof, does not and, as of the applicable Representation Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in the Offering Circular made in reliance upon and in conformity with information furnished to the Bank in writing by the Agents expressly for use therein.


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                  The Bank will incorporate by reference in the Offering
         Circular the publicly available portions of each of its Consolidated Reports of Condition and Income (each, a "Call Report"), which the Bank has filed with the Federal Reserve Board (which forwards such filings to the FDIC), as well as any amendments or supplements thereto, beginning with and including the Call Report for the period ended December 31, of the third calendar year prior to the date of the Offering Circular to and including the most recent Call Report filed or published prior to an offering pursuant to the Offering Circular. The publicly available portions of any Call Reports filed by the Bank subsequent to the date of the Offering Circular and prior to the termination of the offering of the Bank Notes will be incorporated therein by reference.

                  In addition, the Bank has been authorized by the Parent to incorporate by reference in the Offering Circular, and will incorporate by reference into the Offering Circular, the Parent's annual reports on Form 10-K for its most recently ended fiscal year, quarterly reports on Form 10-Q since its most recently ended fiscal year, current reports on Form 8-K since its most recently ended fiscal year and any other document filed by the Parent with the Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder (the "Periodic Reports").

                  The documents incorporated by reference into the Offering Circular, at the time they were or hereafter are filed with the applicable federal regulatory authorities, complied or when so filed will comply in all material respects with the 1934 Act or the rules and regulations otherwise applicable thereto, as the case may be and, when read together with the other information in the Offering Circular, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were or are made, not misleading.

                  (ii) Due Organization, Valid Existence and Good Standing. The Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is chartered and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such


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         license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole. The Bank is a wholly owned subsidiary of the Parent, a Puerto Rico corporation registered as a bank holding company under the Bank Holding Company Act of 1956 which has securities registered under the 1934 Act.

                  (iii) Due Authorization, Execution and Delivery of this Agreement, the Issuing and Paying Agency Agreement and the Interest Calculation Agreement. This Agreement, the Issuing and Paying Agency Agreement and the Interest Calculation Agreement dated as of September 24, 1996 (the "Interest Calculation Agreement"), between the Bank and The Chase Manhattan Bank, as calculation agent (the "Calculation Agent"), and the Short-Term and Medium-Term Letters of Representations dated September 23, 1996 (the "Letters of Representations"), among the Bank, the Issuing and Paying Agent and The Depository Trust Company have been duly authorized, executed and delivered by the Bank and are valid and legally binding agreements of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium and similar laws of general applicability relating to, or affecting, creditors' rights and to general equity principles.

                  (iv) Due Authorization, Execution and Delivery of the Bank Notes. The Bank Notes have been duly authorized and, when issued and authenticated against payment of the consideration therefor, the Bank Notes will be valid and legally binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium and similar laws of general applicability relating to, or affecting, creditors' rights and to general equity principles.

                  (v) Exemption from Registration. The Bank Notes are exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and neither registration of the Bank Notes under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant


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         to this Agreement or any applicable Terms Agreement (as defined in
         Section 3(a) hereof).

                  (vi) Exemption from Investment Company Act. The Bank is not required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or to take any other action with respect to or under the Investment Company Act.

                  (vii) No Other Approvals Required. No consent, approval or authorization of or filing with any governmental body or agency is required for the performance by the Bank of its obligations under this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representations and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bank Notes and except for the waiver of the Commissioner of Financial Institutions of Puerto Rico pursuant to
         Section 14(d) of the Puerto Rico Banking Act, which waiver has been obtained.

                  (viii) Description of Bank Notes; Compliance with Law. The Bank Notes are substantially in the form heretofore delivered to the Agents and conform to the description thereof contained in the Offering Circular under the caption "Description of Notes." The form of the Bank Notes complies with all applicable provisions of law.

                  (ix) Priority of Bank Notes. The Bank Notes are unsecured and unsubordinated debt obligations of the Bank and rank pari passu among themselves and with all other unsecured and unsubordinated debt obligations of the Bank except, pursuant to Section 11(d)(11) of the Federal Deposit Insurance Act, the Bank's unsecured deposit liabilities.

                  (x) No Violation. Neither the Bank or any of its subsidiaries nor the Parent or any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound. The execution, issuance and delivery by the Bank of the Bank Notes, and the execution, delivery and performance by the Bank of this Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of


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         Representations and any applicable Terms Agreement, will not violate any law, rule, regulation, order, judgment or decree applicable to the Parent and its subsidiaries or to the Bank and its subsidiaries or violate any provision of the Bank's charter or by-laws, or conflict with or result in a breach of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent and its subsidiaries or the Bank and its subsidiaries (including, but not limited to, Section 14(d) of the Banking Act of Puerto Rico) pursuant to any material contract, indenture, mortgage loan agreement, note, lease or other instrument to which the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, or the property of any of them, is bound or subject.

                  (xi) No Material Adverse Change. Since the respective dates as of which information is given in the Offering Circular, (a) there has not been any material adverse change in the condition, financial or otherwise, or business affairs or business prospects of the Bank and its subsidiaries or the Parent and its subsidiaries, as the case may be, on a consolidated basis, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular (including the material incorporated by reference therein), and (b) there have been no material transactions entered into by the Bank or any of its subsidiaries or the Parent and any of its subsidiaries other than those in the ordinary course of business.

                  (xii) Rating. The Bank Notes of the Bank have been rated by a "nationally recognized statistical rating agency" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933
         Act), in one of its four highest categories.

                  (xiii) Financial Statements and Financial Information. The consolidated financial statements and other financial information of the Parent and its consolidated subsidiaries included or incorporated by reference in the Offering Circular present fairly the consolidated financial position of the Parent and its consolidated subsidiaries as of the date indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; the Call Reports and other financial information of the Bank included


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         or incorporated by reference in the Offering Circular present fairly the financial position of the Bank and the results of operations for the periods specified therein, and except as stated therein, have been prepared in conformity with regulatory instructions issued by the Federal Financial Institution Examination Council applied on a consistent basis; financial information of certain financial institutions, if any, proposed to be acquired by the Parent and the Bank included or incorporated by reference in the Offering Circular present fairly the financial position of such financial institutions as of the dates indicated therein and the results of their operations for the periods specified therein.

                  (xiv) Legal Proceedings. Except as may be set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Bank, threatened against or affecting, the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, which might, in the opinion of the Bank, result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries on a consolidated basis, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement, the Issuing and Paying Agency Agreement or the Interest Calculation Agreement or any transaction contemplated hereby or thereby.

                  (xv) Taxes. No taxes, withholdings or other charges are required to be withheld or deducted under the laws of the Commonwealth of Puerto Rico or any political subdivision thereof from any payment made by the Bank on the Bank Notes and the Bank Notes are not subject to any registration tax, stamp duty or similar tax or duty imposed by the Commonwealth of Puerto Rico or any political subdivision thereof.

                  (b) Additional Certifications. Any certificate signed by any officer of the Bank and delivered to the Agents or to counsel for the Agents in connection with an offering of Bank Notes, or the sale of Bank Notes to an Agent as principal, contemplated by this Agreement shall be deemed a representation and warranty by the Bank to the Agents as to the matters covered thereby on the date of such certificate and at each Representation Date referred to in Section 2(a) hereof subsequent thereto.

SECTION 3.  Purchases as Principal; Solicitations as Agents.


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         (a) Purchases as Principal. Unless otherwise agreed by an Agent and the
Bank, Bank Notes shall be purchased by the Agent as principal. Such purchases shall be made in accordance with terms agreed upon by the Agent and the Bank with respect to such information (as applicable) as is specified in Exhibit A hereto (a "Terms Agreement") (which terms shall be agreed upon orally and which may or may not be confirmed in a writing in the form of Exhibit A prepared by the Agent and mailed or sent via facsimile transmission to the Bank). The
Agent's commitment to purchase Bank Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Bank herein contained and shall be subject to the terms and conditions herein set forth. Unless otherwise negotiated, each purchase of Bank Notes shall be at a discount from the principal amount of each such Bank Note with such discount being agreed upon between the Bank and the applicable Agent at the time of trade. The Agent may engage the services of any other broker or dealer in connection with the resale of the Bank Notes purchased as principal and may allow any portion of the discount received in connection with such purchases from the Bank to such brokers and dealers. At the time of each purchase of Bank Notes by an Agent as principal, the Agent shall specify whether the officers' certificates, opinions of counsel are required to be delivered pursuant to Sections 8(b) and 8(c) hereof.

         (b) Solicitations as Agents. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed upon by the Bank and an Agent, such Agent, as an agent of the Bank, will use its reasonable efforts to solicit offers to purchase the Bank Notes upon the terms and conditions set forth herein and in the Offering Circular. All Bank Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Bank and the Agent.

         The Bank reserves the right, in its sole discretion, to suspend solicitation of purchases of the Bank Notes through the Agents, as agents, or any of them, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Bank, the Agents will forthwith suspend solicitation of purchases from the Bank until such time as the Bank has advised the Agents that such solicitation may be resumed.

         The Bank agrees to pay each Agent a commission, generally in the form of a discount, equal to the applicable percentage of the principal amount of each Bank Note sold by the Bank as a result of a solicitation made by such Agent as set forth in Exhibit B hereto,


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unless otherwise negotiated. The Agents may reallow any portion of the commission payable pursuant hereto to dealers in connection with the offer and sale of any Bank Notes.

         (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Bank Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Bank and the applicable Agent and set forth in a pricing supplement to the Offering Circular to be prepared in connection with each sale of Bank Notes. Administrative procedures with respect to the sale of Bank Notes shall be agreed upon from time to time by the Agents and the Bank (the "Administrative Procedures"). The initial Administrative Procedures, as agreed upon by the Agents and the Bank, are attached hereto as Exhibit G. The Agents and the Bank agree to perform the respective duties and obligations specifically provided to be performed by the Agents and the Bank herein and in the Administrative Procedures.

         (d) Delivery. The documents required to be delivered by Section 6 hereof shall be delivered at the office of Brown & Wood LLP, on the date hereof, or at such other time as the Agents and the Bank may agree upon in writing (the "Closing Time").

SECTION 4.  Covenants of the Bank.

         The Bank covenants with the Agents as follows:

         (a) Amending Offering Circular. The Bank will give the Agents notice of its intention to prepare any additional offering circular supplement with respect to the sale of the Bank Notes or any amendment or supplement to the Offering Circular and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be distributed a reasonable time in advance of such proposed distribution and will not distribute any such amendment or supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object. The Bank will advise the Agents (i) of any request by any bank regulatory agency or the Commission for any amendment of or supplement to the Offering Circular (including, without limitation, the documents incorporated by reference therein) or for any additional information;
(ii) of the institution or threat by any bank regulatory agency or the Commission of any proceeding with respect to the Offering Circular (including, without limitation, the documents incorporated by reference therein) or any amendment or supplement thereto or the offering or sale of the Bank Notes, and
(iii) of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Bank Notes for sale in any jurisdiction or the initiation or threatening of


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any proceeding for such purpose. The Bank will use its reasonable best efforts to prevent the issuance of any order or similar action interfering with the offering or sale of the Bank Notes or the use of the Offering Circular, and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) Copies of Offering Circular. The Bank will deliver to the Agents as many copies of the Offering Circular (as amended or supplemented, including documents incorporated by reference therein) as the Agents shall reasonably request in connection with sales or solicitations of offers to purchase the Bank Notes.

         (c) Revisions of Offering Circular -- Material Changes. Except as otherwise provided in Subsection (d) of this Section 4, if any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Bank, to amend or supplement the Offering Circular in order that the Offering Circular will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Bank Notes in their capacity as agents and to cease sales of any Bank Notes the Agents may then own as principal, and the Bank will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission. The Agents shall, at such time as the Bank shall have furnished to the Agents an amended or supplemented Offering Circular in form satisfactory to the Agents and their counsel, resume solicitation of offers to purchase Bank Notes using the Offering Circular so amended and supplemented.

         (d) Suspension of Certain Obligations. The Bank shall not be required to comply with the provisions of Subsection (c) of this Section 4 during any period from the later of the time (i) the Agents shall have suspended solicitation of purchases of the Bank Notes in their capacity as agents pursuant to a request from the Bank and (ii) no Agent shall then hold any Bank Notes purchased as principal pursuant hereto, until the time the Bank shall determine that solicitation of purchases of the Bank Notes should be resumed or the Agent shall subsequently purchase Bank Notes from the Bank as principal.

         (e) Regulatory Reports. The Bank shall provide the Agents with copies of any publicly available reports (financial or otherwise) furnished to or filed by either the Bank or the Parent


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

with any United States or State supervisory or regulatory authority as promptly as practicable after such reports become publicly available.

         (f) Preparation of Pricing Supplements. The Bank will prepare, with respect to any Bank Notes to be sold through or to the Agents pursuant to this Agreement, a pricing supplement with respect to such Bank Notes in a form previously approved by the Agents.

         (g) Blue Sky Qualifications. The Bank will endeavor, in cooperation with the Agents, to qualify the Bank Notes for offering and sale under the applicable securities laws of such States and other jurisdictions of the United States as the Agents and the Bank may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Bank Notes; provided, however, that the Bank shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Bank will file such statements and reports as may be required by the laws of each jurisdiction in which the Bank Notes have been qualified as above provided. The Bank will promptly advise the Agents of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Bank Notes for sale in any such State or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (h) Stand-Off Agreement. In connection with a purchase by an Agent of Bank Notes as principal, between the date of the agreement to purchase such Bank Notes and the Settlement Date with respect to such purchase, the Bank will not, without the prior consent of the Agent who is party to such agreement, offer or sell in the United States, or enter into any agreement to sell in the United States, any debt securities or deposit obligations of the Bank (other than the Bank Notes that are to be sold pursuant to such agreement and deposit and other bank obligations issued and sold directly by the Bank in the ordinary course of its business).

SECTION 5.  Payment of Expenses.

         Whether or not the transactions contemplated hereunder are consummated or this Agreement or any agreement by an Agent to purchase Bank Notes as principal is terminated, the Bank will pay all reasonable expenses incident to the performance of their obligations under this Agreement including: (a) the preparation, printing and delivery of the Offering Circular and all amendments and supplements thereto; (b) the preparation of this Agreement; (c) the preparation, issuance and delivery of the Bank Notes, including fees and expenses related to the use of book-entry notes; (d) the reasonable fees and disbursements of the Bank's counsel, of the Issuing and Paying Agent and of any calculation agents or exchange rate agents; (e) the reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Bank Notes and incurred from time to time in connection with the transactions contemplated thereby; (f) any fees charged by rating agencies for rating of the Bank Notes; (g) any advertising and other actual, out-of-pocket expenses of the Agents incurred with the approval of the Bank; (h) the qualification of the Bank Notes under State securities laws in accordance with the provisions of Section 4(g) hereof, including the filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey; (i) the cost of preparing and providing any CUSIP or other identification numbers for the Bank Notes; and (j) any filing fee payable to the National Association of Securities Dealers, Inc.

SECTION 6.  Conditions of Agents' Obligations.

         The obligations of the Agents to solicit offers to purchase the Bank Notes as agents of the Bank, the obligations of any purchasers of Bank Notes sold through an Agent as agent, and any obligation of an Agent to purchase Bank Notes pursuant to any agreement by such Agent to purchase Bank Notes as principal (or otherwise), will be subject at all times to the accuracy of the representations and warranties on the part of the Bank herein and to the accuracy of the statements of the Bank's and the Parent's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Bank of all covenants and agreements herein contained and to the following additional conditions precedent:

         (a) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

                  (i) Opinion of Counsel to the Bank and the Parent. The opinion of Brunilda Santos de Alvarez, Counsel to the Bank and the Parent, substantially in the form of Exhibit C-1 hereto.

                  (ii) Opinion of Special Counsel to the Bank and the Parent. The opinion of Pietrantoni Mendez & Alvarez, Special

         Counsel to the Bank and the Parent, substantially in the form of Exhibit C-2 hereto.

                  (iii) Opinion of Counsel to the Agents. The opinion of Brown & Wood LLP, counsel to the Agents, covering such matters as they may reasonably request.

         (b) Officers' Certificates. On the date hereof and on each Settlement Date, the Agents shall have received a certificate of (i) the Bank, signed by the President, Senior Executive Vice President, Executive Vice President, Senior Vice President or Vice President, and the Chief Financial Officer, Chief Accounting Officer, Treasurer or Head of Corporate Finance of the Bank satisfactory to the Agents, substantially in the form of Exhibit D hereto, and
(ii) the Parent, signed by the President, Senior Executive Vice President, Executive Vice President, Senior Vice President or Vice President, and the Chief Financial Officer, Chief Accounting Officer, Treasurer or Head of Corporate Finance of the Parent satisfactory to the Agents, substantially in the form of Exhibit E hereto, each dated the date hereof or such Settlement Date, as the case may be.

         (c) Representations Certificate. On the date hereof, the Agents shall have received a certificate of the Parent, substantially in the form of Exhibit F hereto.

         (d) Other Documents. On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably request for the purpose of enabling such counsel to pass upon the issuance and sale of the Bank Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Bank in connection with the issuance and sale of Bank Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent, any applicable agreement by such Agent to purchase Bank Notes as principal) may be terminated by the Agents by notice to the Bank at any time at or prior to the Closing Time and any such termination shall be without liability of any party to any other party, except that the provisions of Section 5 hereof, the indemnity and contribution agreement set forth in Sections 9 and 10 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 7.  Delivery of and Payment for Bank Notes Sold through an Agent.

         Delivery of Bank Notes sold through an Agent as agent shall be made by the Bank to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Bank Note on the date fixed for settlement, the Agent shall promptly notify the Bank and deliver the Bank Note to the Bank, and, if the Agent has theretofore paid the Bank for such Bank Note, the Bank will promptly return such funds to the Agent. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder, the Bank will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Bank.

SECTION 8.  Additional Covenants of the Bank.

         The Bank covenants and agrees with each Agent that:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by the Bank of an offer for the purchase of Bank Notes (whether to an Agent as principal or through the Agent as agent), and each delivery of Bank Notes to the Agents, shall be deemed to be an affirmation that the representations and warranties of the Bank contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the applicable Agent, of the Bank Note or Bank Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Offering Circular as amended and supplemented to each such time, including any amendment resulting from the incorporation by reference of documents filed by the Bank or the Parent).

         (b) Subsequent Delivery of Certificates. Each time that (i) the Offering Circular shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of Bank Notes or similar changes), (ii) (if required by an Agent) there is filed with the Commission or any bank regulatory agency any document incorporated by reference into the Offering Circular, (iii) (if required by an Agent) the Bank sells Bank Notes to such Agent as principal or (iv) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents certificates from the Bank and the Parent dated the date of such amendment or supplement, the date of such filing, or the Settlement Date, as the case may be, to the effect that the statements contained in the certificates which were last furnished to the Agents by the Bank and the Parent pursuant to Section 6(b) hereof are true and correct at the time of such amendment, supplement or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Offering Circular as amended and supplemented to such time, including any amendment resulting from incorporation by reference of documents filed by the Bank and the Parent) or, in lieu of such certificates, certificates of the same form as the certificates referred to in said Section 6(b), modified as necessary to relate to the Offering Circular as amended and supplemented to the time of delivery of such certificates.

         (c) Subsequent Delivery of Legal Opinions. Each time that (i) the Offering Circular shall be amended or supplemented with respect to the Bank Notes (other than by an amendment or supplement (x) providing solely for a change in interest rates of the Bank Notes or similar changes, or (y) setting forth financial statements or other information as of and for a fiscal period (unless, in the reasonable judgment of the Agents, an opinion of counsel should be furnished in light of such an amendment)), (ii) (if required by an Agent) there is filed with the Commission or any bank regulatory agency any document incorporated by reference into the Offering Circular, (iii) (if required by an Agent) the Bank sells Bank Notes to such Agent as principal or (iv) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents and the Agents' counsel a letter from each counsel last furnishing an opinion referred to in Sections 6(a)(i) hereof to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Offering Circular as amended and supplemented at the time of delivery of such letter authorizing reliance) or in lieu of such letter, each such counsel may deliver a letter in the same form as its letter referred to in Sections 6(a)(i), but modified as necessary to relate to the Offering Circular as amended and supplemented at the time of delivery of such letter.

SECTION 9.  Indemnification.

         (a) Indemnification of Agents. The Bank agrees to indemnify and hold harmless each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Bank; and

                  (iii) against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by the Agents), as reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) the Bank will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement made therein in reliance upon and in conformity with written information furnished to the Bank by such Agent specifically for use in connection with the preparation thereof, and (B) such indemnity with respect to the Offering Circular (or any amendment or supplement thereto) shall not inure to the benefit of any Agent (or any person controlling any Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Bank Notes which are the subject thereof if such Agent did not send a copy of the Offering Circular (or any amendment or supplement thereto) excluding documents incorporated therein by reference to such person at or prior to the confirmation of the sale of such Notes to such person and the untrue statement or omission of a material fact contained in the Offering Circular (or any amendment or supplement thereto) was corrected in the Offering Circular (or any amendment or supplement thereto).

                  (b) Indemnification of Bank. Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Bank and each person, if any, who controls the Bank within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Subsection (a) of this Section, as incurred, but only with respect to untrue statements, or alleged untrue statements, made in the Offering Circular (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Bank by such Agent expressly for use in the Offering Circular (or any amendment or supplement thereto).

                  (c) General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the same counsel would be inappropriate due to actual or potential differing interests between the indemnified parties.

SECTION 10.  Contribution.

         In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 9 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Bank, on the one hand, and the Agents, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Bank, on the one hand, and the Agents, on the other hand, as incurred, in such proportions that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent with respect to the Notes giving rise to the liability with respect to which indemnity is sought to the date of such liability bears to the total sales price received by the Bank from the sale of Bank Notes giving rise to such liability to the date of such liability, and the Bank is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agents within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Agents, and each person, if any, who controls the Bank within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Bank. The obligations of each of the Agents and of the Bank under this Section to contribute are several in proportion to the respective purchases or sales made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

SECTION 11.  Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Bank pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Bank, and shall survive each delivery of and payment for any of the Bank Notes.

SECTION 12.  Termination.

         (a) Termination of this Agreement. This Agreement (excluding any agreement hereunder by an Agent to purchase Bank Notes as principal) may be terminated for any reason, at any time by either the Bank or any of the Agents as to itself, immediately upon the giving of 30 days' written notice of such termination to the other party hereto in accordance with the provisions of
Section 13 hereof.

         (b) Termination of an Agreement to Purchase Bank Notes as Principal. An Agent may terminate an agreement hereunder by such Agent to purchase Bank Notes as principal, immediately upon notice to the Bank, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Offering Circular, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, or of the Parent and its subsidiaries, as the case may be, on a consolidated basis, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Bank Notes or enforce contracts for the sale of the Bank Notes, or
(iii) if trading in any securities of the Bank or the Parent shall have been suspended by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange, the American Stock Exchange, or Chicago Board of Trade shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either federal, New York State or Puerto Rico authorities, as the case may be, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Bank as of the date of any agreement by an Agent to purchase the Bank Notes as principal shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed under surveillance or review, other than with positive implications, its rating of any debt securities or deposits of the Bank, or (v) if there shall have come to such Agent's attention any facts that would cause such Agent to believe that the Offering Circular or any amendments thereto or supplements thereof, at the time it was required to be delivered to a purchaser of Bank Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

         (c) General. In the event of any such termination, none of the parties will have any liability to the other parties hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) an Agent shall own any Bank Notes purchased with the intention of reselling them or
(b) an offer to purchase any of the Bank Notes has been accepted by the Bank but the time of delivery to the purchaser or his agent of the Bank Note or Bank Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 8 hereof shall remain in effect until such Bank Notes are so resold or delivered, as the case may be, and (iii) the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Sections 9 and 10 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.  Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Bank:

                  Banco Popular de Puerto Rico
                  209 Munoz Rivera Avenue, Suite 913
                  Hato Rey, Puerto Rico 00918
                  Attention:  Richard Barrios
                  Facsimile Number:  (787) 754-9290

         If to the Parent:

                  BanPonce Corporation
                  209 Munoz Rivera Avenue, Suite 1112
                  Hato Rey, Puerto Rico 00918
                  Attention:  Jose L. Lopez
                  Facsimile Number:  (787) 751-2137

         If to Merrill Lynch & Co.:

                  Merrill Lynch & Co.
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated World Financial Center
                  North Tower, 10th Floor
                  New York, New York 10281-1310
                  Attention:  Product Management-Bank Notes
                  Facsimile Number:  (212) 449-2234

         If to Bear, Stearns & Co. Inc.:

                  Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, New York 10167
                  Attention:  Medium-Term Notes Department
                  Facsimile Number:  (212) 272-6227

         If to CS First Boston Corporation:

                  CS First Boston Corporation
                  55 East 52nd Street
                  New York, New York 10055
                  Attention:  Short-Medium Term Finance Group
                  Facsimile Number:  (212) 318-1498

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.  Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agents, the Bank and its respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bank Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.  Governing Law.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of New York applicable to agreements made and to be performed in such State.

SECTION 16.  Counterparts.

         This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                                    Very truly yours,

                                    BANCO POPULAR DE PUERTO RICO


                                    By:
                                       --------------------------------------
                                       Name:  Jose L. Lopez
                                       Title: Senior Vice President


                                    By:
                                       --------------------------------------
                                       Name:  Richard Barrios
                                       Title:  Senior Vice President

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED

By:
   ------------------------------
   Name:
   Title:

BEAR, STEARNS & CO. INC.

By:
   ------------------------------
   Name:
   Title:

CS FIRST BOSTON CORPORATION

By:
   ------------------------------
   Name:
   Title:

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                                       Very truly yours,

                                       BANCO POPULAR DE PUERTO RICO


                                       By:
                                          ------------------------------
                                          Name:
                                          Title:


                                       By:
                                          ------------------------------
                                          Name:
                                          Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED

By:
   -----------------------------
   Name:
   Title:

BEAR, STEARNS & CO. INC.

By:
   -----------------------------
   Name:
   Title:

CS FIRST BOSTON CORPORATION

By:
   -----------------------------
   Name:
   Title:

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                                         Very truly yours,

                                         BANCO POPULAR DE PUERTO RICO


                                         By:
                                            -----------------------------
                                            Name:
                                            Title:


                                         By:
                                            -----------------------------
                                            Name:
                                            Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED

By:
   ----------------------------
   Name:
   Title:

BEAR, STEARNS & CO. INC.

By:
   ----------------------------
   Name:
   Title:

CS FIRST BOSTON CORPORATION

By:
   ----------------------------
   Name:
   Title:

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                                           Very truly yours,

                                           BANCO POPULAR DE PUERTO RICO


                                           By:
                                              ---------------------------
                                              Name:
                                              Title:


                                           By:
                                              ---------------------------
                                              Name:
                                              Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED

By:
   ------------------------------
   Name:
   Title:

BEAR, STEARNS & CO. INC.

By:
   ------------------------------
   Name:
   Title:

CS FIRST BOSTON CORPORATION

By:
   ------------------------------
   Name:
   Title:

                                                                       EXHIBIT A


         The following terms, if applicable, shall be agreed to by the Agent and the Bank in connection with each sale of Bank Notes to the Agent as principal:

         Principal Amount: $______

         Choose One:
         [ ] Medium-Term Bank Note
         [ ] Short-Term Bank Note

         Interest Rate:
                  If Fixed Rate Note, Interest Rate:

                  If Floating Rate Note:

                           Interest Rate Basis:
                           Initial Interest Rate:
                           Spread or Spread Multiplier, if any:
                           Interest Reset Date(s):
                           Interest Payment Date(s):
                           Index Maturity:
                           Maximum Interest Rate, if any:
                           Minimum Interest Rate, if any:
                           Interest Reset Period:
                           Interest Payment Period:
                           Calculation Agent:

                  If Redeemable:

                           Initial Redemption Date:
                           Additional Redemption Dates:
                           Initial Redemption Percentage:
                           Annual Redemption Percentage Reduction:

                  If Repayable:

                           Optional Repayment Date(s):

         Date of Maturity:
         Purchase Price: ________%
         Settlement Date and Time:
         Additional Terms:
Also, in connection with the purchase of Bank Notes by the Agent as principal, agreement as to whether the following will be required:

         (a) Officers' Certificates pursuant to Section 8(b) of the Distribution Agreement.

         (b) Legal Opinions pursuant to Section 8(c) of the Distribution Agreement.

                                                                       EXHIBIT B


         Unless otherwise negotiated, compensation for the services of the Agents when acting as agents hereunder, the Bank shall pay the applicable Agent, on a discount basis, a commission for the sale of each Bank Note equal to the principal amount of such Bank Note multiplied by the appropriate percentage set forth below:

                                                                                      PERCENT OF
MATURITY RANGES                                                                    PRINCIPAL AMOUNT
---------------                                                                    ----------------
From 7 days to less than 9 months............................................            .050%

From 9 months to less than 1 year............................................            .125

From 1 year to less than 18 months...........................................            .150

From 18 months to less than 2 years..........................................            .200

From 2 years to less than 3 years............................................            .250

From 3 years to less than 4 years............................................            .350

From 4 years to less than 5 years............................................            .450

From 5 years to less than 6 years............................................            .500

From 6 years to less than 7 years............................................            .550

From 7 years to less than 10 years...........................................            .600

From 10 years to less than 15 years..........................................            .625

15 years.....................................................................            .700

                                                                     EXHIBIT C-1


             [FORM OF OPINION OF COUNSEL TO THE BANK AND THE PARENT]


                                                                __________,199__





MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED
World Financial Center
North Tower, 10th Floor
New York, New York 10281-1310

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

CS FIRST BOSTON CORPORATION
55 East 52nd Street
New York, New York 10055

Ladies and Gentlemen:


         In connection with the execution today (i) by you and Banco Popular de Puerto Rico (the "Bank") of the Distribution Agreement (the "Distribution Agreement"), (ii) by BanPonce Corporation (the "Parent") of the Representations Certificate pursuant to Section 6(c) of the Distribution Agreement (the "Representations Certificate"), (iii) by the Bank and The Chase Manhattan Bank (in such capacity, the "Issuing and Paying Agent") of the Issuing and Paying Agency Agreement (the "Issuing and Paying Agency Agreement"), (iv) by the Bank and The Chase Manhattan Bank (in such capacity, the "Calculation Agent") of the Interest Calculation Agreement (the "Interest Calculation Agreement") and (v) by the Bank, the Issuing and Paying Agent and The Depository Trust Company of the Short-Term and Medium-Term Letters of Representations (the "Letters of Representations"), all of which are dated September 23, 1996, relating to the issuance and sale by the Bank of its Bank Notes due from 7 days to 15 years from the date of issue (the "Bank Notes"), I, as counsel for the Bank and the Parent, the parent corporation and the bank holding company of the Bank, have examined such corporate records, certificates and other documents, and such questions of law, as I have considered necessary or appropriate for


                                     C-1-1
the purposes of this opinion. Upon the basis of such examination, it is my opinion that:

                  (i) The Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, the Parent is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Puerto Rico and each of the Bank and the Parent is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on it and its subsidiaries and the Parent and its subsidiaries taken as a whole. The Bank is a wholly owned subsidiary of the Parent, a bank holding company which has securities registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").

                  (ii) Neither the Bank or any of its subsidiaries nor the Parent or any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound. The execution, issuance and delivery by the Bank of the Bank Notes, the execution, delivery and performance by the Bank of the Distribution Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representations and any agreement by an agent party to the Distribution Agreement to purchase the Bank Notes as principal, and the execution, delivery and performance by the Parent of the Representations Certificate, will not violate any law, rule, regulation, order, judgment or decree applicable to the Parent and its subsidiaries or to the Bank and any of its subsidiaries or violate any provision of the Bank's or the Parent's Charter, Bylaws, Articles of Incorporation or Articles of Association, as the case may be, or conflict with or result in a breach of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent and its subsidiaries or the Bank and its subsidiaries pursuant to any material contract, indenture, mortgage loan agreement, note, lease or other instrument to which the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, or the property of any of them, is bound or


                                     C-1-2
         subject, except for any conflict, breach or violation that would, individually or in the aggregate, not have a material adverse effect on the financial condition, business or results of operations of the Parent or its subsidiaries (including the Bank); provided, however, that, for purposes of this paragraph (ii), I express no opinion with respect to federal or state securities laws, antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws or laws that restrict transactions between United States persons and citizens or residents of certain foreign countries; provided, further, that insofar as performance by the Bank or the Parent of its obligations under the Distribution Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Bank Notes, the Letters of Representations and any other related agreement is concerned, I express no opinion as to bankruptcy, liquidation, insolvency, reorganization, moratorium, receivership and similar laws of general applicability relating to, or affecting, creditors' rights generally and specifically the rights of creditors of the FDIC-insured institutions and to general equity principles.

                  (iii) Except as may be set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to my knowledge, threatened against or affecting, the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, on a consolidated basis, or might materially and adversely affect the properties or assets thereof or would reasonably be expected to materially and adversely affect the consummation of this Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representations or any transaction contemplated hereby or thereby.

                  (iv) The Representations Certificate has been duly authorized, executed and delivered by a duly authorized officer of the Parent and is a valid and legally binding agreement of the Parent enforceable in accordance with its terms, subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium, receivership and similar laws of general applicability relating to, or affecting, creditors' rights and to general equity principles.

                                     C-1-3

                  (v) I have no knowledge of any facts that would lead me to believe that the Offering Circular (other than financial statements and other financial data included therein, as to which I express no opinion) as of its date contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         The foregoing opinion is limited to the federal laws of the United States and the laws of the Commonwealth of Puerto Rico, and I am expressing no opinion as to the effect of the laws of any other jurisdiction. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Distribution Agreement.

         This opinion letter is solely for the benefit of the parties to whom it is addressed. It may be relied upon by Brown & Wood LLP as to matters of the laws of the Commonwealth of Puerto Rico but it may not be relied upon, nor may copies be delivered to, any other parties or persons without my prior written consent.

                                                     Very truly yours,



                                     C-1-4

                                                                     EXHIBIT C-2

             [FORM OF OPINION OF COUNSEL TO THE BANK AND THE PARENT]

                                                                _________, 199__



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED
World Financial Center
North Tower, 10th Floor
New York, New York 10281-1310

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

CS FIRST BOSTON CORPORATION
55 East 52nd Street
New York, New York 10055

Ladies and Gentlemen:

         In connection with the execution today (i) by you and Banco Popular de Puerto Rico (the "Bank"), of the Distribution Agreement (the "Distribution Agreement"), (ii) by BanPonce Corporation (the "Parent") of the Representations Certificate pursuant to Section 6(c) of the Distribution Agreement (the "Representations Certificate"), (iii) by the Bank and The Chase Manhattan Bank (in such capacity, the "Issuing and Paying Agent") of the Issuing and Paying Agency Agreement (the "Issuing and Paying Agency Agreement"), (iv) by the Bank and The Chase Manhattan Bank (in such capacity, the "Calculation Agent") of the Interest Calculation Agreement (the "Interest Calculation Agreement") and (v) by the Bank, the Issuing and Paying Agent and The Depository Trust Company of the Short-Term and Medium-Term Letters of Representations (the "Letters of Representations"), all of which are dated September 23, 1996, relating to the issuance and sale by the Bank of its Bank Notes due from 7 days to 15 years from the date of issue (the "Bank Notes"), I, as counsel for the Bank and the Parent, the parent corporation and the bank holding company of the Bank, have examined such corporate records, certificates and other documents, and such questions of law, as I have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is my opinion that:


                                     C-2-1

                  (vi) The Distribution Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement and the Letters of Representations have been duly authorized, executed and delivered by the Bank and are valid and legally binding agreements of the Bank, [enforceable in accordance with their respective terms,] subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium, receivership and similar laws of general applicability relating to, or affecting, creditors' rights generally and specifically the rights of creditors of the FDIC-insured institutions and to general equity principles or by safety and soundness concerns raised by the applicable banking regulators.

                  (vii) The Bank Notes of the Bank have been duly authorized and, when issued and authenticated against payment of the consideration therefor, the Bank Notes will be valid and binding obligations of the Bank, enforceable in accordance with their respective terms, subject to applicable bankruptcy, fraudulent transfer, liquidation, insolvency, reorganization, moratorium, receivership and similar laws of general applicability relating to, or affecting, creditors' rights generally and specifically the rights of creditors of the FDIC-insured institutions and to general equity principles or by safety and soundness concerns raised by the applicable banking regulators.

                  (viii) The Bank Notes of the Bank are exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"). Neither registration of the Bank Notes under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, sale, issuance or delivery of such Bank Notes pursuant to the Distribution Agreement or any applicable agreement by an agent party to the Distribution Agreement.

                  (ix) The Bank is not required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or to take any other action with respect to or under the Investment Company Act.

                  (x) No consent, approval or authorization of or filing with any governmental body or agency is required for the performance by the Bank of any obligation under the Distribution Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representations and any applicable agreement by an


                                     C-2-2

         Agent party to the Distribution Agreement to purchase the Bank Notes as principal, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bank Notes, the rules of the National Association of Securities Dealers in connection with the sale and distribution of the Notes by the Agents and except for the waiver of the Commissioner of Financial Institutions of Puerto Rico pursuant to Section 14(d) of the Puerto Rico Banking Act, which waiver has been obtained.

                  (xi) The Bank Notes are substantially in the form delivered to the Agents and conform to the description thereof contained in the Offering Circular under the caption "Description of Notes."

                  (xii) The Bank Notes are unsecured and unsubordinated debt obligations of the Bank and rank pari passu with all other unsecured and unsubordinated debt obligations of the Bank except, pursuant to
         Section 11(d)(ll) of the Federal Deposit Insurance Act, the Bank's unsecured deposit liabilities.

                  [(xiii) No taxes, withholdings or other charges imposed by the Commonwealth of Puerto Rico or any political subdivision thereof, the United States, the State of New York or the City of New York are required to be withheld or charged in respect of any payment by the Bank on the Bank Notes and the Bank Notes are not subject to any registration tax, stamp duty or similar tax or duty imposed by the Commonwealth of Puerto Rico or any political subdivision thereof.]

         The foregoing opinion is limited to the federal laws of the United States and the laws of the Commonwealth of Puerto Rico, and I am expressing no opinion as to the effect of the laws of any other jurisdiction. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Distribution Agreement.

         This opinion letter is solely for the benefit of the parties to whom it is addressed. It may be relied upon by Brown & Wood LLP as to matters of the laws of the Commonwealth of Puerto Rico but it may not be relied upon, nor may copies be delivered to, any other parties or persons without our prior written consent.

                                                     Very truly yours,


                                     C-2-3

                                                                       EXHIBIT D

                          BANCO POPULAR DE PUERTO RICO

                              OFFICERS' CERTIFICATE

         We, [Officers' Names], [Officers' Titles], respectively, of Banco Popular de Puerto Rico, a banking corporation chartered under the laws of the Commonwealth of Puerto Rico (the "Bank"), pursuant to Section 6(b)(i) of the Distribution Agreement, dated September __, 1996 (the "Distribution Agreement"), among the Bank, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and CS First Boston Corporation hereby certify on behalf of the Bank that [to the best of our knowledge]:

         (i) Since ________, 19__, there has been no material adverse change in the condition, financial or otherwise, of the Bank and its subsidiaries, on a consolidated basis, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, on a consolidated basis, whether or not arising in the ordinary course of business other than as set forth or contemplated in the Offering Circular, dated September 24, 1996, as amended or supplemented to the date hereof, relating to the Bank's Bank Notes;

         (ii) The other representations and warranties of the Bank contained in Section 2 of the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof; and

         (iii) The Bank has performed or complied with the Distribution Agreement and with all agreements and documentation executed in connection therewith and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

         IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of the Bank this ___ day of _________, 19 __.


                                     BANCO POPULAR DE PUERTO RICO


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:
[SEAL]

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT E

                              BANPONCE CORPORATION

                              OFFICERS' CERTIFICATE

         We, [Officers' Names], [Officers' Titles], respectively, of BanPonce Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Parent"), pursuant to Section 6(b)(ii) of the Distribution Agreement, dated September __, 1996 (the "Distribution Agreement"), among the Bank, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and CS First Boston Corporation hereby certify on behalf of the Bank that [to the best of our knowledge]:

         1        Since _______, 19__, there has been no material adverse change in the condition, financial or otherwise, of the Bank and its subsidiaries or the Parent and its subsidiaries, as the case may be, on a consolidated basis, or in the earning, business affairs or business prospects of the Bank and its subsidiaries or the Parent and its subsidiaries, as the case may be, on a consolidated basis, whether or not arising in the ordinary course of business other than as set forth or contemplated in the Offering Circular, dated September 24, 1996, as amended or supplemented to the date hereof, relating to the Bank's Bank Notes;

         2        The representations and warranties of the Parent contained in the Representations Certificate dated September __, 1996, furnished by the Parent to the Agents pursuant to Section 6(c) of the Distribution Agreement, are true and correct with the same force and effect as though expressly made at and as of the date hereof; and

         3        The Parent has performed or complied with the Distribution
Agreement and with all agreements and documentation executed in connection therewith and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

         IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of the Parent the ___ day of _______, 19__.


                                     BANCO CORPORATION


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:
[SEAL]

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT F


                      REPRESENTATIONS CERTIFICATE OF PARENT

         To induce Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and CS First Boston Corporation (each referred to as an "Agent" and collectively referred to as the "Agents") to enter into the Distribution Agreement of even date herewith (the "Distribution Agreement") among Banco Popular de Puerto Rico (the "Bank") and the Agents, to induce The Chase Manhattan Bank to enter into the Issuing and Paying Agency Agreement (the "Issuing and Paying Agency Agreement") between the Bank and The Chase Manhattan Bank and to induce The Chase Manhattan Bank to enter into the Interest Calculation Agreement (the "Interest Calculation Agreement") between the Bank and The Chase Manhattan Bank, each with respect to the issue and sale by the Bank of its Bank Notes (the "Bank Notes"), the undersigned, [Officers' Names], [Officers' Titles in accordance with Section 6(c) of the Distribution Agreement] of BanPonce Corporation (the "Parent"), hereby represent and warrant on behalf of the Parent to each Agent and to The Chase Manhattan Bank as of the date hereof, as of each time that there is filed with the Securities and Exchange Commission (the "Commission") any document relating to the Parent incorporated by reference in the Offering Circular, dated September __, 1996, as of the date of each acceptance by the Bank of an offer for the purchase of Bank Notes (whether by an Agent as principal or through such Agent as agent), as of each applicable Settlement Date and as of each applicable Representation Date, as follows:

                  (i) Authorization to Incorporate by Reference. The Parent has authorized the Bank to incorporate by reference in the Offering Circular its annual reports on Form 10-K for its most recently ended fiscal year, quarterly reports on Form 10-Q since its most recently ended fiscal year, current reports on Form 8-K since its most recently ended fiscal year and any other document filed by the Parent with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations thereunder (the "Incorporated Documents").

                  (ii) Incorporated Documents. The Incorporated Documents, at the time they were or hereafter are filed with the applicable federal regulatory authorities, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder or the rules and regulations otherwise applicable thereto, as the case may be, and, when read together with the other information in the Offering Circular, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (iii) Due Organization, Valid Existence and Good Standing. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico, and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Parent and its subsidiaries taken as a whole.

                  (iv) No Material Adverse Change. Since the respective dates as of which information is given in the Offering Circular, there has not been any material adverse change, or any development which could be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries or the Parent and its subsidiaries, as the case may be, on a consolidated basis, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular.

         In addition, to induce the Agents to enter into the Distribution Agreement, the Parent agrees to indemnify and hold harmless each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the 1934 Act (each, a "Controlling Person") to the same extent and upon the same terms that the Bank agrees to indemnify and hold harmless each Agent and each such Controlling Person in Section 9 of the Distribution Agreement and to contribute to the payment of any losses, liabilities, claims, damages or expenses incurred by each Agent or each such Controlling Person to the same extent and upon the same terms that the Bank agrees to contribute in Section 10 of the Distribution Agreement; provided, however, that such indemnification or contribution granted by the Parent shall be an obligation of the Parent if and only to the extent that such indemnification or contribution granted by the Bank is unavailable to or insufficient to hold such Agent or Controlling Person harmless with respect to any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above.

         All representations and warranties contained in this certificate shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any Controlling Person of the Agents, or by or on behalf of the Parent and shall survive each delivery of and payment for any of the Bank Notes.

         All terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Distribution Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name on behalf of the Parent the _____ day of __________ , 19___.

                                     BANPONCE CORPORATION


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:
[SEAL]

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT G



                            ADMINISTRATIVE PROCEDURES
                   FOR FIXED RATE AND FLOATING RATE BANK NOTES
                      With maturities of 7 days to 15 years
                        (Dated as of September 24, 1996)


         The Short-Term Bank Notes ("Short-Term Notes"), Medium-Term Bank Notes ("Medium-Term Notes," and together with the Short-Term Senior Notes, the "Notes") are to be offered on a continuous basis for sale by Banco Popular de Puerto Rico (the "Bank") through each of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and CS First Boston Corporation who, as agents (each, an "Agent" and collectively, the "Agents"), will purchase the Notes, as principal from the Bank for resale to investors and other purchasers at varying prices relating to prevailing market prices at the time of resale as determined by the applicable Agent or, if so specified in the applicable Pricing Supplement, for resale at a fixed public offering price. If agreed to by the Bank and the applicable Agent, such Agent may utilize its reasonable efforts on an agency basis to solicit offers to purchase the Notes at 100% of the principal amount thereof. Only those provisions in these Administrative procedures that are applicable to the particular role that an Agent will perform shall apply.

         The Notes are being sold pursuant to a Distribution Agreement dated September 24, 1996 (the "Distribution Agreement") between the Bank and the Agents. The Distribution Agreement provides both for the sale of Notes by the Bank to the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Bank through the Agents as agents and not as principal in which case the Agents will act as agents of the Bank in soliciting Note purchases. The Notes will be issued pursuant to an issuing and paying agency agreement dated as of September 24, 1996 (the "Issuing and Paying Agency Agreement") between the Bank and The Chase Manhattan Bank, as issuing and paying agent (the "Issuing and Paying Agent"). As used herein, the term "Offering Circular" refers to the most recent offering circular, as such document may be amended or supplemented, which has been prepared by the Bank for use by the Agents in connection with the offering of the Notes.

         The Notes will be issued in book-entry form (each beneficial interest in a global Note, a "Book-Entry Note" and collectively, the "Book-Entry Notes") and represented by one or more fully registered global Notes (each, a "Global Note" and collectively, the "Global Notes") delivered to the Issuing and Paying Agent, as agent for The Depository Trust Company, as depositary ("DTC," which term includes any successor thereof), and recorded in the book-entry system maintained by DTC. Book-Entry Notes represented by a Global Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, by the owners of such Book-Entry Notes only upon certain limited circumstances described in the Offering Circular and the applicable Global Note.

         In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Issuing and Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under the Short-Term and Medium-Term Letters of Representations from the Bank and the Issuing and Paying Agent to DTC, dated September 23, 1996, and a Certificate Agreement, dated December 2, 1988, as amended September 24, 1996, between the Issuing and Paying Agent and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Notes.


Date of Issuance/          Each Note will be dated as of the date of its
Authentication:            authentication by the Issuing and Paying Agent. Each
                           Note shall also bear an original issue date (the
                           "Original Issue Date") which shall be the settlement date for such Note. The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:                Each Short-Term Note will mature on a date (the
                           "Maturity Date") selected by the purchaser and agreed to by the Bank which is not less than seven days and not more than one year from its Original Issue Date, as selected by the initial purchaser and agreed to by the Bank; and each Medium-Term Note will have a Maturity Date selected by the purchaser and agreed to by the Bank which is from more than one year to not more than 15 years from its Original Issue Date; provided, however, that Floating
                           Rate Notes will mature on an Interest Payment Date.

Registration:              Notes will be issued only in fully registered form.

Calculation of             Unless otherwise specified therein and in the
Interest:                  applicable Pricing Supplement,  interest (including
                           payments for partial periods) on Fixed Rate Notes having maturities of more than one year will be computed and paid on the basis of a 360-day year of twelve 30-day months. Unless otherwise specified therein and in the applicable Pricing Supplement, interest on Fixed Rate Notes having maturities of one year or less will be computed on the basis of the actual number of days of the year divided by 360 and will be payable only at maturity. Unless otherwise specified therein and in the applicable Pricing
                           Supplement, interest on Floating Rate Notes will be calculated and paid on the basis of the actual number of days in the year divided by 360 in the case of Commercial Paper Rate Notes, LIBOR Notes, Federal
                           Funds Rate Notes, Prime Rate Notes and Eleventh
                           District Cost of Funds Rate Notes, and by the actual number of days in the year divided by 365 or 366, as the case may be, in the case of Treasury Rate Notes.

Redemption/Repayment       The Notes will be subject to redemption by the Bank
                           on and after their respective Initial Redemption
                           Dates, if any, Initial Redemption Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable
                           Note. If no Initial Redemption Dates are indicated with respect to a Note, such Note will not be redeemable prior to its Maturity Date.

                           The Notes will be subject to repayment at the option of the holders thereof in accordance with the terms of the Notes on their respective Holder's Optional Repayment Dates, if any, Holder's Optional Repayment Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Holder's Optional Repayment Dates are indicated with respect to a Note, such Note will not be repayable at the option of the holder prior to its Maturity Date.

Acceptance and             When the Agent is soliciting offers to purchase the
Rejection of Offers:       Notes, the Bank shall have the sole right to accept
                           offers to purchase Notes and may reject any such offer, in whole or in part. Each Agent shall promptly communicate to the Bank, orally, each offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by the Agent.
                           Each Agent shall have the right, without notice to the Bank, to reject any proposed purchase of Notes through it, in whole or in part.

Preparation of             If any offer to purchase a Note is accepted by the
Pricing Supplement:        Bank, the Bank, with the approval of the Agent which
                           presented such offer (the "Presenting Agent"), will prepare a Pricing Supplement reflecting the terms of such Note.

Procedure for Changing     When the Agents are soliciting offers to purchase the
Rates or Other             Notes from the Bank and a decision has been reached
Variable Terms:            to change the interest rate or any other variable
                           term on any Notes being sold by the Bank, the Bank will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone the Bank with recommendations as to the changed interest rates or other variable terms. At such time as the Bank advises the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time, only
                           "indications of interest" may be recorded.
                           Immediately after acceptance by the Bank of an offer to purchase at a new interest rate or new variable term, the Bank and the Presenting Agent shall follow the procedures set forth under the applicable
                           "Settlement Procedures."

Suspension of              While the Agents are soliciting offers to purchase
Solicitation; Amendment    Notes from the Bank, the Bank may instruct the
or Supplement:             Agents to suspend solicitation of offers  to purchase
                           Notes at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Bank until such time as the Bank has advised them that solicitation of offers to purchase may be resumed. If the Bank decides to amend the Offering Circular (including incorporating any documents by reference therein) or supplement any of such documents (other than to change rates or other variable terms), it will immediately notify, with confirmation in writing to follow, the Agents and will furnish the Agents and their counsel with copies of the proposed amendment
                           (including any document proposed to be incorporated by reference therein) or supplement; provided, however, that the Bank shall be required to provide such notice and copies only to the extent that it is required to do so pursuant to the terms of the Distribution Agreement. One copy of such proposed amendment or supplement will be delivered or mailed to the Agents at the following respective addresses:
                           Merrill Lynch & Co., World Financial Center, North
                           Tower, 10th Floor, New York, New York 10281-1310,
                           (212) 449-0393, telecopier: (212) 449-2234,
                           Attention: Product Management -- Medium-Term Notes;
                           Bear, Stearns & Co. Inc., 245 Park Avenue, New York,
                           New York 10167, (212) 272-6227, telecopier: (212)
                           272-5371, Attention: Medium-Term Notes Department;
                           and CS First Boston Corporation, 55 East 52nd Street,
                           New York, New York 10038, (212) 909-7198, telecopier:
                           (212) 318-1498, Attention: Short-Medium Term Finance
                           Group.

                           In the event that at the time the solicitation of offers to purchase from the Bank is suspended (other than to change interest rates, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Bank which have not been settled, the Bank will promptly advise the Agents whether such offers may be settled and whether copies of the Offering Circular, as theretofore amended and/or supplemented may be delivered in connection with the settlement of such orders. The Bank will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Bank determines that such orders may not be settled or that copies of such Offering Circular may not be so delivered.

Delivery of                A copy of the most recent Offering Circular and
Offering Circular:         Pricing Supplement must accompany or precede the
                           earlier of

                           (a) the written confirmation of a sale sent to a customer or his agent and (b) the delivery of Notes to a customer or his agent.

Authenticity of            The Agents will have no obligations or liability to
Signatures:                the Bank or the Issuing and Paying Agent in respect
                           of the authenticity of the signature of any officer, employee or agent of the Bank or the Issuing and Paying Agent on any Note.

Documents Incorporated     The Bank shall supply the Agents with an adequate
by Reference:              supply of all documents incorporated by reference in
                           the Offering Circular.

Business Day:              "Business Day" means, with respect to any  Note, any
                           day that is not a Saturday or Sunday and that is not a day which is a bank holiday in Puerto Rico or a day on which banking institutions in The City of New York or in the city in which the Bank is headquartered are authorized or required by law, regulation or executive order to close, and with respect to LIBOR
                           Notes only, any day that is also a London Business
                           Day. "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Issuance:                  All Fixed Rate Notes of the Bank issued in book-entry
                           form having the same Original Issue Date, Interest
                           Rate, Interest Payment Dates, Regular Record Dates,
                           Default Rate, Maturity Date, redemption and/or repayment terms, if any, original issue discount terms, if any, and otherwise having identical terms and provisions (collectively, the "Fixed Rate Terms") will be represented initially by a single Global Note in fully registered form; and all Floating Rate Notes of the Bank issued in book-entry form having the same
                           Original Issue Date, interest rate basis upon which interest may be determined (each, an "Interest Rate
                           Basis"), which may be the Commercial Paper Rate, LIBOR, the Treasury Rate, the Federal Funds Rate, the
                           Prime Rate, the Eleventh District Cost of Funds Rate and any other rate set forth by the Bank in a Floating Rate Note, Initial Interest Rate, Index
                           Maturity, Spread and/or Spread Multiplier, if any,
                           Regular Record Dates, Maximum Interest Rate, if any,
                           Minimum Interest Rate, if any,

                           Interest Payment Dates, Interest Payment Period, Interest Reset Dates, Interest Reset Period, Alternate Rate Event Spread, LIBOR Screen, if any, Calculation Agent, Default Rate, Maturity Date, redemption or repayment terms, if any, original issue discount terms, if any, and otherwise having identical terms and provisions (collectively, the "Floating Rate Terms"), will be represented initially by a single Global Note.

Identification:            The Bank has arranged with the CUSIP Service Bureau
                           of Standard & Poor's Ratings Group (the "CUSIP
                           Service Bureau") for the reservation of one series of CUSIP numbers assignable to Notes with maturities more than one year and one series of CUSIP numbers assignable to Notes with maturities of 7 days or more up to and including one year, each of which series consists of approximately 900 CUSIP numbers which have been reserved for and relating to Global Notes, and the Bank has delivered to DTC such list of such CUSIP numbers. The Issuing and Paying Agent will assign CUSIP numbers to Global Notes as described below under Settlement Procedure C. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Issuing and Paying Agent has assigned to the Global Notes. The Issuing and Paying
                           Agent will notify the Bank at any time when fewer than 100 of the reserved CUSIP numbers of any series remain unassigned to Global Notes and, if it deems it necessary, the Bank will reserve additional CUSIP numbers of such series for assignment to Global
                           Notes. Upon obtaining such additional CUSIP numbers, the Bank will deliver a list of such additional numbers to the Issuing and Paying Agent and DTC.
                           Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 and otherwise required to be represented by the same Global Note will instead be represented by two or more Global Notes which shall all be assigned the same CUSIP number.

Registration:              Unless otherwise specified by DTC, each Global Note
                           will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Issuing and Paying Agent. The owner of a Book-Entry
                           Note (i.e., an owner of a beneficial interest in a Global Note) (or one or more indirect participant&in
                           DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Notes in the account of such Participants. The ownership interest of such beneficial owner in such Global Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                 Transfers of a beneficial interest in a Global Note
                           will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchanges:                 The Issuing and Paying Agent may deliver to DTC and
                           the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next
                           Interest Payment Date for the related Book-Entry
                           Notes, on which such Global Notes shall be exchanged for one or more replacement Global Notes; and (c) a new CUSIP number, obtained from the Issuing and Paying Agent, to be assigned to such replacement
                           Global Note. Upon receipt of such notice, DTC will send to its Participants a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Issuing and Paying Agent will deliver to the CUSIP
                           Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Issuing and Paying Agent will exchange such Global Notes for a single Global Note bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $200,000,000 in aggregate principal amount, one replacement Global
                           Note will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Notes and an additional Global Note or Global Notes will be authenticated and issued in exchange for any remaining principal amount of such exchanged Global Notes representing such Book-Entry
                           Notes (see "Denominations" below).

Denominations:             All Book-Entry Notes will be denominated in U.S.
                           dollars. Book-Entry Notes will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Global Notes representing
                           Book-Entry Notes will be denominated in principal amounts not in excess of $200,000,000. If one or more
                           Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global
                           Note, then one Global Note will be issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global
                           Note or Global Notes will be issued to represent any remaining principal amount of such Book-Entry Notes.
                           In such case, each of the Global Notes representing such Book-Entry Notes shall be assigned the same
                           CUSIP number. Each owner of a beneficial interest in one or more Book-Entry Notes is required to hold that beneficial interest in denominations of $250,000 principal amount or any integral multiple of $1,000 in excess thereof of each such Book-Entry Note at all times.

Interest:                  General. Interest on each Book-Entry Note will accrue
                           from the Original Issue Date or the most recent
                           Interest Payment Date for which interest has been paid. Each payment of interest on a Book-Entry Note shall include interest accrued through the day preceding, as the case may be, the Interest Payment
                           Date, Maturity Date or date of earlier redemption or repayment. Interest payable on the

                           Maturity Date or date of earlier redemption or repayment of a Book-Entry Note will be payable to the holder to whom the principal of such Book-Entry Note is payable. DTC will arrange for each pending deposit message described under Settlement Procedure D below to be transmitted to Standard & Poor's Ratings Group, which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by Standard & Poor's Ratings Group.

                           Regular Record Dates. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Book-Entry Note with a maturity of more than one year shall be the June 1 or December 1 next preceding the applicable Interest Payment Date. The Regular Record Date with respect to any Interest Payment Date for a Floating Rate Book-Entry Note shall be the date 15 calendar days (whether or not a Business Day) prior to such Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, interest on a Fixed Rate Book-Entry Note with a maturity of one year or less will be payable only at maturity to the person to whom principal shall be payable.

                           Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date; provided, however, that the first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the second Interest Payment Date following the Original Issue Date. If any Interest Payment Date of a Fixed Rate Book-Entry Note falls on a day which is not a Business Day, the related payment of interest on such Fixed Rate Book-Entry Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date. If any Interest Payment Date with respect to any Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that in the case of a LIBOR Book-Entry Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day.

                           Fixed Rate Book-Entry Notes. Unless otherwise specified in the applicable Pricing Supplement, interest payments on Fixed Rate Book-Entry Notes having maturities of more than one year will be payable semi-annually on June 15 and December 15 of each year and on the Maturity Date. Unless otherwise specified in the applicable Pricing Supplement, interest on Fixed Rate Book-Entry Notes having maturities of one year or less will be payable only at maturity.

                           Floating Rate Notes. Unless otherwise specified in the applicable Pricing Supplement, interest payments on Floating Rate Book-Entry Notes will be made as specified in the Floating Rate Book-Entry Note.

                           Notice of Interest Payments and Regular Record Dates. On the first Business Day after any Regular Record

                           Date, the Issuing and Paying Agent will deliver to DTC a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Floating Rate Book-Entry Notes. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, the Issuing and Paying Agent will notify Standard & Poor's Ratings Group of the interest rates determined on such Interest Determination Date.

Payments of Principal      Payments of Interest Only. Promptly after each
and Interest:              Regular Record Date, the Issuing and Paying Agent
                           will deliver to the Bank and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following
                           Interest Payment Date (other than an Interest Payment
                           Date coinciding with the Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Ratings Group. On such Interest
                           Payment Date, the Bank will pay to the Issuing and Paying Agent, and the Issuing and Paying Agent in turn will pay to DTC, an amount sufficient to pay the total amount of interest then due and owing (other than on the Maturity Date), at the times and in the manner set forth below under "Manner of Payment."

                           Payments on the Maturity Date. On or about the first Business Day of each month, the Issuing and Paying Agent will deliver to DTC a written list of principal of, premium, if any, and interest on, each Book-Entry Note maturing on any Maturity Date, date of earlier redemption or Holder's

                           Optional Repayment Date in the following month. The Issuing and Paying Agent and DTC will confirm the amounts of such principal of, premium, if any, and interest on, a Book-Entry Note on or about the fifth Business Day preceding the Maturity Date of such Book-Entry Note. On such Maturity Date, the Bank will pay to the Issuing and Paying Agent, and the Issuing and Paying Agent in turn will pay to DTC, the principal amount of such Book-Entry Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under "Manner of Payment." If any Maturity Date or date of earlier redemption or repayment of a Fixed Rate Book-Entry Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on, such Fixed Rate Book-Entry Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment were due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be. Floating Rate Book-Entry Notes will mature on an Interest Payment Date. If any Interest Payment Date or date of earlier redemption or repayment with respect to any Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day, such Interest Payment Date or date of earlier redemption or repayment will be the next succeeding Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date or date of earlier redemption or repayment will be the immediately preceding Business Day. Promptly after payment to DTC of the principal of, premium, if any, and interest due on, the Maturity Date or Interest Payment Date of all Book-Entry Notes represented by a Global Note, the Issuing and Paying Agent will cancel such Global Note and deliver such Global Note to the Bank with an appropriate debit advice. On the first Business Day of each month, the Issuing and Paying Agent will deliver to the Bank a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

                           Manner of Payment. The total amount of any principal of, premium, if any, and interest on, Book-Entry Notes due on any Interest Payment Date or Maturity Date shall be paid by the Bank to the Issuing and Paying Agent in immediately available funds available for use by the Issuing and Paying Agent no later than 10:00 A.M., New York City time, on such date. The Bank will make such payment on such Book-Entry Notes by instructing the Issuing and Paying Agent to withdraw funds from an account maintained by the Bank at the Issuing and Paying Agent. The Bank will confirm such instructions in writing to the Issuing and Paying Agent. Upon receipt of such funds, the Issuing and Paying Agent will pay by separate wire transfer (using message entry instructions in a form previously specified by DTC) to an account previously specified by DTC, in funds available for immediate use by DTC, each payment of principal of, premium, if any, and interest on, a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names Book-Entry Notes are recorded in the book-entry system maintained by DTC. Neither the Bank nor the Issuing and Paying Agent will have any responsibility or liability for the payment by DTC of the principal of, premium, if any, or interest on, the Book-Entry Notes to such Participants.

                           Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Note.

Settlement Procedures:     Settlement procedures with regard to Book-Entry Notes
                           purchased by each Agent as principal or sold by each Agent, as agent of the Bank, will be as follows:

                           A. The Presenting Agent will advise the Bank by telephone, confirmed by facsimile, of the following settlement information:

                                    1.       Taxpayer identification number of
                                             the purchaser.

                                    2.       Principal amount of such Book-Entry
                                             Notes.

                                    3.       (a) Fixed Rate Book-Entry Notes:

                                             (i)      Interest Rate;
                                             (ii)     Interest Payment Dates for
                                                      Fixed Rate Book-Entry
                                                      Notes; and
                                             (iii)    Regular Record

                                              Dates for Fixed Rate
                                              Book-Entry Notes with
                                              maturities of more than
                                              one year (if other than
                                              the June 1 or December 1
                                              prior to each Interest
                                              Payment Date).

                                     (b)      Floating Rate Book-
                                              Entry Notes:

                                        (i)    Initial Interest Rate;
                                       (ii)    Interest Rate Basis;
                                      (iii)    Index Maturity;
                                       (iv)    Spread and/or Spread
                                               Multiplier, if any;
                                        (v)    Regular Record Dates
                                               (if other than the 15th
                                               day prior to each
                                               Interest Payment Date);
                                       (vi)    Maximum Interest Rate, if
                                               any;
                                      (vii)    Minimum Interest Rate, if
                                               any;
                                     (viii)    Interest Payment Dates;
                                       (ix)    Interest Payment Period;
                                        (x)    Interest Reset Dates;
                                       (xi)    Calculation Agent;
                                      (xii)    Interest Reset Period;
                                     (xiii)    Alternate Rate Event
                                               Spread;
                                      (xiv)    LIBOR Screen, if any;

                            4.       Price to public, if any, of such
                                     Book-Entry Notes (if such
                                     Book-Entry Notes are not being
                                             offered "at the market").

                                    5.       Trade Date.

                                    6.       Settlement Date (Original Issue
                                             Date).

                                    7.       Maturity Date.

                                    8.       Redemption provisions, if any,
                                             including: Initial Redemption Date,
                                             Initial Redemption Percentage and
                                             Annual Redemption Percentage
                                             Reduction.

                                             Repayment provisions, if any,
                                             including: Holder's Optional
                                             Repayment Date(s).

                                    9.       Net proceeds to the Bank.

                                    10.      Whether such Book-Entry Notes are
                                             being sold to the Presenting Agent
                                             as principal or to an investor or
                                             other purchaser through the
                                             Presenting Agent acting as agent
                                             for the Bank.

                                    11.      The presenting Agent's commission
                                             or discount, as applicable.

                                    12.      Whether such Book-Entry Notes are
                                             being issued with Original Issue
                                             Discount and the terms thereof.

                                    13.      Default Rate.

                                    14.      Such other information specified
                                             with respect to such Book-Entry
                                             Notes.

                           B. If any offer to purchase a Note is accepted by the Bank, the Bank, with the approval of the Presenting Agent, will prepare a Pricing Supplement reflecting the information set forth in Settlement Procedure A above, and will transmit the Pricing Supplement to the Presenting Agent by electronic or facsimile transmission.

                           C. The Bank will advise the Issuing and Paying Agent by electronic means, telephone (confirmed in writing at any time on the same date), facsimile transmission or by other acceptable means of the information set forth in Settlement Procedure A above, and the name of the Presenting Agent. The Issuing and Paying Agent, on behalf of the Bank, will assign a CUSIP number of the appropriate series to the Global Note representing such Book-Entry Notes and will notify the Bank by facsimile transmission or other electronic transmission of such CUSIP number as soon as practicable, and as soon thereafter as practicable, the Bank will notify the Presenting Agent by telephone of such CUSIP number. Each such instruction given by the Bank to the Issuing and Paying Agent will constitute a representation and warranty by the Bank to the Issuing and Paying Agent and the Agents that (i) the issuance and delivery of such Global Note has been duly and validly authorized by the Bank and (ii) that such Global Note, when completed, authenticated and delivered pursuant to the Issuing and Paying Agency Agreement, will constitute the valid and legally binding obligation of the Bank.

                           D.       The Issuing and Paying Agent will
                                    communicate to DTC and the Presenting Agent through DTC's

                                    Participant Terminal System a pending
                                    deposit message specifying the following settlement information:

                                    1.       The information set forth in
                                             Settlement Procedure A.

                                    2.       The identification numbers of the
                                             participant accounts maintained by
                                             DTC on behalf of the Issuing and
                                             Paying Agent and the Presenting
                                             Agent.

                                    3.       Identification as a Fixed Rate
                                             Book-Entry Note or Floating Rate
                                             Book-Entry Note.

                                    4.       The initial Interest Payment Date
                                             for each Global Note representing
                                             such Book-Entry Notes, the number
                                             of days by which such date succeeds
                                             the related Regular Record Date for
                                             DTC purposes and, if then
                                             calculable, the amount of interest
                                             payable on such Interest Payment
                                             Date (which amount shall have been
                                             confirmed by the Issuing and Paying
                                             Agent).

                                    5.       The CUSIP number of each Global
                                             Note representing such Book-Entry
                                             Notes.

                                    6.       Whether such Global Note represents
                                             any other Notes issued or to be
                                             issued in book-entry form.

                           E. The Issuing and Paying Agent will complete, authenticate and deliver to DTC by retention as custodian for DTC the Global Note representing such Book-Entry Notes in a form that has been approved by the Bank, the Issuing and Paying Agent and the Agents.

                           F. DTC will credit the Book-Entry Notes represented by such Global Note to the participant account of the Issuing and Paying Agent maintained by DTC except as provided in Settlement Procedure H below.

                           G. The Issuing and Paying Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Notes to the Issuing and Paying Agent's participant account and credit such Book-Entry Notes to the participant account of the Presenting Agent maintained by DTC and (ii) to debit the settlement account of the Presenting Agent and credit the settlement account of the Issuing and Paying Agent maintained by DTC, in an amount equal to the price of such Book-Entry Notes less such Agent's commission. Any entry of such deliver order shall be deemed to constitute a representation and warranty by the Issuing and Paying Agent to DTC that (i) the Global Note representing such Book-Entry Notes has been issued and authenticated and (ii) the Issuing and Paying Agent is holding such Global Note pursuant to the Certificate Agreement.

                           H. In the case of Book-Entry Notes sold through an Agent acting as agent, the Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Notes to the Presenting Agent's participant account and credit such Book-Entry Notes to the participant account of the Participants maintained by DTC and
                                    (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent maintained by DTC in an amount equal to the initial public offering price of such Book-Entry Notes.

                           I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                           J. The Issuing and Paying Agent will credit to an account of the Bank maintained at the Issuing and Paying Agent funds available for immediate use in the amount transferred to the Issuing and Paying Agent in accordance with Settlement Procedure G.

                           K. In the case of Book-Entry Notes sold through an Agent acting as agent, the Presenting Agent will confirm the purchase of such Book-Entry Notes to the purchaser either by transmitting to the Participant with respect to such Book-Entry Notes a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser.

Settlement Procedures      For offers to purchase Book-Entry Notes accepted by
Timetable:                 the Bank, Settlement Procedures A through K set forth
                           above shall be completed as soon as possible.
                           However, all information on sales settling one day or more after the Trade Date will be transmitted to DTC no later than 10:00 a.m. on the Settlement Date.

                           If a sale is to be settled on the same Business Day as the Trade Date, Settlement Procedure A shall be completed no later than 11:00 a.m. on such Business Day, Settlement Procedure C shall be completed no later than 12:00 p.m. on such Business Day, and Settlement Procedure D shall be completed no later than 1:00 p.m. on such Business Day.

                           If a sale is to be settled more than one Business Day after the Trade Date, Settlement Procedures A and B must be completed no later than 4:00 p.m. on the Trade Date and Settlement Procedures C and D may, if necessary, be completed at any time on the first Business Day after such Trade Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                           If settlement of a Book-Entry Note is rescheduled or cancelled, the Issuing and Paying Agent will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:         If the Issuing and Paying Agent fails to enter an
                           SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure G, then the Issuing and Paying Agent may deliver to DTC, through DTC's
                           Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Book-Entry Note to the participant account of the Issuing and Paying Agent maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Global Note representing such Book-Entry Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all Book-Entry Notes represented by a Global Note, the Issuing and Paying Agent will mark such Global Note
                           "cancelled," make appropriate entries in its records and return such Global Note to the Bank. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to some of the Book-Entry Notes represented by a Global
                           Note, the Issuing and Paying Agent will exchange such Global Note for two Global Notes, one of which shall represent the Book-Entry Notes for which such withdrawal messages are processed and shall be cancelled immediately after issuance, and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered
                           Global Note.

                           In the case of any Book-Entry Note sold through an Agent, acting as agent, if the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the applicable Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Thereafter, the Issuing and Paying Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Bank will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Bank.

                           Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Book-Entry Note that was to have been represented by a Global Note also representing other Book-Entry Notes, the Issuing and Paying Agent will provide, in accordance with Settlement Procedure E, for the authentication and issuance of a Global Note representing such remaining Book-Entry Notes and will make appropriate entries in its records.